EXHIBIT 32

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Donobi, Inc. (the "Company") for the three months ended October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Wright III, Chief Executive Officer and acting Chief Financial Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.

/s/ William Wright III
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William Wright III
President and Chief Executive Officer

October 20, 2005

/s/ William Wright III
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William Wright III
Acting Chief Financial Officer

October 20, 2005

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.